UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

[ X ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14c-5(d)(2))

[   ] Definitive Information Statement

                          The Phoenix Edge Series Fund
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

      [ X ] No fee required.

      [   ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

            (1) Title of each class of securities to which transaction applies:

                ________________________________________________________________

            (2) Aggregate number of securities to which transaction applies:

                ________________________________________________________________

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):

                ________________________________________________________________

            (4) Proposed maximum aggregate value of transaction:

                ________________________________________________________________

            (5) Total fee paid:

                ________________________________________________________________

      [   ] Fee paid previously with preliminary materials.

      [   ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

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            (4) Date Filed:

                ________________________________________________________________

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

                                                               [_________, 2006]

Dear Policy or Contract Owner:

      Effective May 1, 2006, Phoenix Investment Counsel, Inc. ("PIC") was terminated as investment advisor to The Phoenix Edge Series Fund ("Fund") on behalf of four series of the Fund: Phoenix-S&P Dynamic Asset Allocation Series:
Aggressive Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, and Phoenix-S&P Dynamic Asset Allocation Series: Moderate (collectively, "S&P Dynamic Series"). Also effective May 1, 2006, PVA assumed investment advisory responsibility from PIC for each S&P Dynamic Series. On May 1, 2006, PIC terminated its subadvisory agreement with Standard & Poor's Investment Advisory Services LLC ("S&P") and PVA entered into a new subadvisory agreement with S&P.

      Effective May 1, 2006, Engemann Asset Management ("EAM") was terminated as the investment advisor to the Fund on behalf of the Phoenix-Engemann Value Equity Series ("Engemann Value Equity"). Effective May 1, 2006, Phoenix Variable Advisors, Inc. ("PVA") assumed investment advisory services on behalf of the Phoenix-Engemann Value Equity Series. Furthermore, PVA entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen) and assumed subadvisory responsibility for the series effective May 1, 2006. On the same day the name of the series changed from Engemann Value Equity to Phoenix-Van Kampen Comstock Series ("Van Kampen Comstock").

         PVA and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate and replace investment advisors and/or subadvisors without shareholder approval.

      Some or the entire variable portion of your variable life insurance policy or your variable annuity contract, issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable"), or Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts, was invested in shares of the Phoenix-Van Kampen Comstock Series and/or the S&P Dynamic Series. As a condition of the Order, PVA and the Fund must provide you with the enclosed Information Statement to update you as to the subadvisory changes.

      If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in The Phoenix Edge Series Fund.

                                         Sincerely,

                                         /s/ Philip K. Polkinghorn

                                         Philip K. Polkinghorn
                                         President

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                                101 Munson Street
                         Greenfield, Massachusetts 01301

      The Phoenix Edge Series Fund ("Fund") serves as an investment option for use in connection with variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") and their separate accounts. Phoenix and the separate accounts are the sole shareholders of record of the Fund. Some or the entire variable portion of your contract, issued by Phoenix, is invested in shares of the Fund.

      The Fund is an open-end management investment company (commonly referred to as a mutual fund) registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund had 26 separate investment portfolios, including the Phoenix-Engemann Value Equity Series (the "Engemann Value Equity"), Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, Phoenix-S&P Dynamic Asset Allocation
Series: Growth, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, and Phoenix-S&P Dynamic Asset Allocation Series: Moderate (collectively the "S&P Dynamic Series") as of April 1, 2006. Engemann Asset Management ("EAM") and Phoenix Investment Counsel, Inc. ("PIC"), Phoenix affiliates, act as investment advisors to the Engemann Value Equity and S&P Dynamic Series, respectively. EAM's principal place of business is located at 600 North Rosemead Blvd., Pasadena, CA 91107. PIC's principal place of business is located at 56 Prospect Street, Hartford, CT 06115.

      Effective May 1, 2006, PVA assumed investment advisory responsibility from EAM and retained Morgan Stanley Investment Management Inc., d/b/a Van Kampen ("Van Kampen") as the new subadvisor for Engemann Value Equity. In connection with the change in subadvisor, the name of Engemann Value Equity was changed to Phoenix-Van Kampen Comstock Series ("Van Kampen Comstock"). PVA's principal place of business is located at One American Row, Hartford, CT 06103. Van Kampen's principal place of business is located at 1221 Avenue of the Americas, New York, New York 10020.

      Also on May 1, 2006, PVA assumed investment advisory responsibility from PIC on behalf of the S&P Dynamic Series. PVA also entered into a new subadvisory agreement with Standard & Poor's Investment Advisory Services, LLC ("S&P") replacing PIC in the subadvisory agreement. PVA's principal place of business is located at One American Row, Hartford, CT 06103. S&P's principal place of business is located at 55 Water Street, New York, NY 10041.

      PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to hire, terminate and replace subadvisors without shareholder approval. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you as to these subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about July __, 2006.

    WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED.
                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

      At a regular meeting of the Fund's board of trustees (the "Board") held March 21-22, 2006, Management of the Fund ("Management") proposed for the S&P Dynamic Series to: (1) terminate the investment advisory agreement between the Fund and PIC as the investment advisor; (2) enter into a new investment advisory agreement between the Fund and PVA; (3) terminate the subadvisory agreement between PIC and S&P; and (4) approve a new subadvisory agreement between PVA and S&P for the S&P Dynamic Series.

      At the same meeting of the Fund's Board, Management also proposed for the Engemann Value Equity: (1) terminate EAM as investment advisor; (2) change the investment advisory agreement from EAM to PVA on behalf of Engemann Value Equity; (3) retain Van Kampen as the subadvisor for the Engemann Value Equity and approve a new subadvisory agreement; and (4) change the name of the Engemann Value Equity to Phoenix-Van Kampen Comstock Series ("Van Kampen Comstock").

      The foregoing transactions were approved by all members of the Board, including a majority of the trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

                                 THE TRANSACTION
                                 ---------------

      The transactions have several steps:

      On May 1, 2006 for the S&P Dynamic Series:

         o  PIC is terminated as the investment advisor;

         o An investment advisory agreement between PVA and the Fund is effective;

         o  The subadvisory agreement between PIC and S&P is terminated; and

         o A new subadvisory agreement between PVA and S&P for the S&P Dynamic Series is effective.

      On May 1, 2006 for the Van Kampen Comstock Series:

         o  EAM is terminated as the investment advisor;

         o An investment advisory agreement between PVA and the Fund is effective;

         o Van Kampen is retained as subadvisor, and a new subadvisory agreement between PVA and Van Kampen for Engemann Value Equity is effective; and

         o The name of the Engemann Value Equity is changed to Van Kampen Comstock.

      Copies of the investment advisory agreements and subadvisory agreements are attached as Exhibits A, B, C, and D.

      Pursuant to the Order received from the SEC, PVA and the Fund may, upon approval of the Board, materially amend investment advisory and subadvisory agreements and hire, terminate and replace advisors and subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any advisor or subadvisor with respect to which an investment advisory or subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee advisors or subadvisors and recommend their hiring, termination, and/or replacement. Contractholders and policyowners who have directed the allocation of their investment to a subaccount corresponding to the Engemann Value Equity and S&P Dynamic Series have received this Information Statement, and may elect to transfer their investment into any other subaccount available through their Contracts without any restrictions on the transfer.

                           THE OLD ADVISORY AGREEMENTS
                           ---------------------------

      PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH, AND PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

      The Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, and Phoenix-S&P Dynamic Asset Allocation
Series: Moderate (the "S&P Dynamic Series") were added to the Fund effective February 6, 2006. PIC served as the investment advisor on behalf of the four S&P Dynamic Asset Series until April 28, 2006. PIC received a fee of 0.40% of the average daily net assets for each of the respective S&P Dynamic Series. From inception date to April 28, 2006, the advisory fee paid to PIC by the Fund on behalf of S&P Dynamic Series was $___.__.

      PHOENIX-ENGEMANN VALUE EQUITY SERIES (NOW PHOENIX-VAN KAMPEN COMSTOCK SERIES)

      EAM served as the investment advisor to Engemann Value Equity until May 1, 2006. Under the old investment advisory agreement, EAM received a fee of 0.70% of the average daily net assets up to the first $250 million; 0.65% of the average daily net assets on $250 million to $500 million; 0.60% of the average daily net assets on the excess over $500 million. From January 1, 2006 to April 28, 2006, the advisory fee paid to EAM by the Fund on behalf of Engemann Value Equity was $___.__.

      ADDITIONAL INFORMATION ON THE OLD ADVISORY AGREEMENTS

      PHOENIX-ENGEMANN VALUE EQUITY SERIES (NOW PHOENIX-VAN KAMPEN COMSTOCK SERIES)

      Under the Old Advisory Agreement, EAM provided investment advisory services to Van Kampen Comstock (f/k/a Engemann Value Equity), including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Advisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

      EAM had the exclusive authority to manage the investment and reinvestment of the assets of Engemann Value Equity, subject to the discretion and control of the Fund and the Board. EAM provided an investment program to Engemann Value Equity consistent with Engemann Value Equity investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and the Fund in consultation with EAM. EAM agreed to use its best professional judgment to make investment decisions for Engemann Value Equity in accordance with the terms of the former subadvisory agreement.

      Unless instructed otherwise by the Fund, EAM placed all orders for the purchase and sale of investments for Engemann Value Equity with brokers or dealers selected by EAM, which may have included brokers or dealers affiliated with EAM. EAM used its best efforts to obtain the best execution of transactions at prices that were advantageous to Engemann Value Equity and at commission rates that were reasonable in relation to the benefits received. EAM may have selected brokers or dealers on the basis that they provided brokerage, research, or other services or products to a series or other accounts serviced by EAM. EAM may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if EAM had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for Engemann Value Equity and other accounts over which EAM exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with Engemann Value Equity commissions were necessarily used by EAM in managing the Engemann Value Equity, but may have been allocated among other accounts, as appropriate.

      The Old Advisory Agreement between the Fund and EAM remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c). The Old Advisory Agreement may be terminated by either party, without penalty, immediately upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Advisory Agreement was last considered and renewed by the Board during its regular meeting on November 13, 2005. Notice was given to EAM of its termination as Subadvisor effective April 28, 2006.

      PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH, AND PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

      Under the Old Advisory Agreement, PIC provided investment advisory services to the S&P Dynamic Series including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may have owned or contemplated acquiring from time to time. All services under the Old Advisory Agreement must have been provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

      PIC had the exclusive authority to manage the investment and reinvestment of the assets of S&P Dynamic Series, subject to the discretion and control of the Fund and the Board. PIC provided an investment program to S&P Dynamic Series consistent with S&P Dynamic Series investment objectives based upon the development, review and adjustment of the investment policies approved from time to time by the Board and the Fund in consultation with PIC. PIC agreed to use its best professional judgment to make investment decisions for S&P Dynamic Series in accordance with the terms of the former subadvisory agreement.

      Unless instructed otherwise by the Fund, PIC placed all orders for the purchase and sale of investments for S&P Dynamic Series with brokers or dealers selected by PIC, which may have included brokers or dealers affiliated with PIC. PIC used its best efforts to obtain the best execution of transactions at prices that were advantageous to S&P Dynamic Series and at commission rates that were reasonable in relation to the benefits received. PIC may have selected brokers or dealers on the basis that they provide brokerage, research, or other services or products to a series or other accounts received by PIC. PIC may have placed transactions with a broker or dealer with whom it had negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if PIC had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all such transactions, taken as a whole, for S&P Dynamic Series and other accounts over which PIC exercised investment discretion. Not all services or products provided by brokers or dealers that were generated with S&P Dynamic Series commissions were necessarily used by PIC in managing the S&P Dynamic Series, but may have been allocated among other accounts, as appropriate.

      The Old Advisory Agreement between the Fund and PIC remained in full force and effect only so long as its continuance had been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees in accordance with the requirement of Section 15(c). The Old Advisory Agreement may be terminated by either party, without penalty, immediately upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party. The Old Advisory Agreement was last considered and renewed by the Board during its regular meeting on November 13, 2005. Notice was given to PIC of its termination as Subadvisory effective April 28, 2006.

                           THE NEW ADVISORY AGREEMENTS
                           ---------------------------

      On May 1, 2006, PVA entered into a new advisory agreement with the Fund on behalf of the S&P Dynamic Series. Concurrently, on May 1, 2006 PVA also entered into a new advisory agreement with the Fund on behalf of Phoenix-Van Kampen Comstock Series. Except as to the effective date and the investment advisor, the material terms of both New Advisory Agreements are substantially similar to those of the Old Advisory Agreements. There is no increase in the investment advisory fees paid by the Series as a result of the Fund entering into the New Advisory Agreements.

            ADDITIONAL INFORMATION ABOUT THE NEW ADVISORY AGREEMENTS

     PHOENIX-ENGEMANN VALUE EQUITY (NOW PHOENIX-VAN KAMPEN COMSTOCK SERIES)

      PVA replaced EAM as the investment advisor to Engemann Value Equity effective May 1, 2006. Under the new investment advisory agreement, PVA will receive a fee of 0.70% of the average daily net assets up to the first $250 million; 0.65% of the average daily net assets on $250 million to $500 million; 0.60% of the average daily net assets on the excess over $500 million. From May 1, 2006 to June 30, 2006 the advisory fee paid by the Fund to PVA on behalf of Engemann Value Equity was $___.__. A copy of the New Investment Advisory Agreement between the Fund and PVA regarding the Van Kampen Comstock Series is attached as Exhibit A.

      PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH, AND PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE

      PVA replaced PIC as the investment advisor to the four S&P Dynamic Series effective May 1, 2006. PVA will receive a fee of 0.40% of the average daily net assets for each respective series. From May 1, 2006 to June 30, 2006, the advisory fee paid by the Fund to PVA on behalf of S&P Dynamic Series was $___.__. A copy of the New Investment Advisory Agreement between the Fund and PVA regarding the S& P Dynamic Series is attached as Exhibit B.

                         THE NEW SUBADVISORY AGREEMENTS
                         ------------------------------

      PVA, on behalf of the S&P Dynamic Series entered into a new subadvisory agreement with Standard & Poor's Investment Advisory Services LLC ("S&P"). The new subadvisory agreement is dated May 1, 2006. Except as to the effective date and the investment advisor, the material terms of the New Subadvisory Agreement are substantially similar to those of the Old Subadvisory Agreement. There is no increase in the investment subadvisory fees paid by PVA on behalf of the four series as a result of the New Subadvisory Agreement. A copy of the New Subadvisory Agreement between PVA and S&P is attached as Exhibit C.

      PVA, on behalf of Van Kampen Comstock, entered into a new subadvisory agreement with Van Kampen. The new subadvisory agreement is dated May 1, 2006. Prior to May 1, 2006, Van Kampen Comstock was advised by EAM, a Phoenix affiliate, which did not appoint a subadvisor. The material terms of the New Subadvisory Agreement are substantially similar to those of the Old Advisory Agreement. The terms of the New Subadvisory Agreement provide that Van Kampen succeeds to the role of EAM in the prior Old Advisory Agreement. In addition, Van Kampen is paid a subadvisory fee from the investment advisor, which was not contemplated by the prior investment management arrangement. There is no increase in the investment subadvisory fees paid by the Advisor on behalf of Van Kampen Comstock as a result of the new subadvisory agreement. A copy of the New Subadvisory Agreement between PVA and Van Kampen is attached as Exhibit D.

      PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH, AND PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE.

      The New Subadvisory Agreement between PVA and S&P on behalf of the S&P Dynamic Series is dated May 1, 2006. Under the subadvisory agreement, S&P receives an annual fee of 0.12% of the average aggregate daily net asset value of the S&P Dynamic Series. The subadvisory fee is not charged directly to the S&P Dynamic Series; the subadvisor is paid directly by PVA from its advisory fee. The advisory fee paid to PVA by the Fund is at an annual rate of 0.40% of the average daily net assets of the S&P Dynamic Series, excluding the net assets representing capital contributed by PLIC. From May 1, 2006 to June 30, 2006, the subadvisory fee paid to S&P was $___.__.

      PHOENIX-VAN KAMPEN COMSTOCK SERIES (F/K/A PHOENIX-ENGEMANN VALUE EQUITY SERIES)

      The New Subadvisory Agreement between PVA and Van Kampen is dated May 1, 2006. Under the New Subadvisory Agreement, Van Kampen receives an annual fee of 0.35% of the average daily net asset value of Van Kampen Comstock. The subadvisory fee is not charged directly to Van Kampen Comstock; the subadvisor is paid directly by PVA from its advisory fee, which is at an annual rate of 0.70% on the first $250 million of assets; 0.65% on the next $250 million of assets; and 0.60 % on all assets in excess of $500 million. From May 1, 2006 to June 30, 2006 the subadvisory fee paid to Van Kampen was $___.__.

      ADDITIONAL INFORMATION ON THE NEW SUBADVISORY AGREEMENT FOR THE S&P DYNAMIC SERIES

      The New Subadvisory Agreement for the S&P Dynamic Series furnishes portfolio management services for the S&P Dynamic Series. S&P will provide investment subadvisory services to the Series, including making recommendations to PVA regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement for the S&P Dynamic Series must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the S&P Dynamic Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         S&P will have the authority to make recommendations to PVA for the management of the investment and reinvestment of the assets of the S&P Dynamic Series, subject to the discretion and control of PVA and the Board. S&P will provide an investment program for the S&P Dynamic Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with S&P. S&P has agreed to use its best professional judgment to make investment recommendations for the Series in accordance with the terms of the New Subadvisory Agreement for the S&P Dynamic Series.

         The New Subadvisory Agreement for the S&P Dynamic Series will remain in full force and effect until a (60) sixty days written notice of termination is given to either party, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

         ADDITIONAL INFORMATION ON THE NEW SUBADVISORY AGREEMENT FOR VAN KAMPEN COMSTOCK

         The New Subadvisory Agreement for Van Kampen Comstock furnishes portfolio management services to the Series. Van Kampen, will provide investment subadvisory services to the Series, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Series may own or contemplate acquiring from time to time. All services under the New Subadvisory Agreement must be provided in accordance with the Fund's Declaration of Trust, as amended, any policies adopted by the Board, and the investment policies of the Series as disclosed in the Fund's registration statement on file with the SEC, as amended from time to time.

         Van Kampen will have the exclusive authority to manage the investment and reinvestment of the assets of Van Kampen Comstock (f/k/a Phoenix-Engemann Value Equity Series), subject to the discretion and control of PVA and the Board. Van Kampen will provide an investment program for the Series consistent with the Series' investment objectives based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA in consultation with Van Kampen. Van Kampen has agreed to use its best professional judgment to make investment decisions for the Series in accordance with the terms of the New Subadvisory Agreement for Van Kampen Comstock.

         Unless instructed otherwise by PVA, Van Kampen will place all orders for the purchase and sale of investments for the Van Kampen Comstock Series with brokers or dealers selected by Van Kampen. Van Kampen will use its best efforts to obtain the best execution of transactions at prices that are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. Van Kampen may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Van Kampen. Van Kampen may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction if Van Kampen determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for the Van Kampen Comstock and other accounts over which Van Kampen exercises investment discretion. Not all services or products provided by brokers or dealers that are generated with Van Kampen Comstock commissions will necessarily be used by Van Kampen in managing Van Kampen Comstock, but may be allocated among other accounts, as appropriate.

         This New Subadvisory Agreement will remain in full force and effect until a (60) sixty days written notice of termination is given to either party, and thereafter only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                             BOARD'S CONSIDERATIONS
                             ----------------------

         PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: AGGRESSIVE GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: GROWTH, PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE GROWTH, AND PHOENIX-S&P DYNAMIC ASSET ALLOCATION SERIES: MODERATE.

         At a regular meeting held on March 21, 2006, the Board, including a majority of the Disinterested Trustees, approved the termination of PIC as the investment advisor, approved the appointment of PVA as the investment advisor, and the approved the subadvisory agreement between PIC and S&P.

         In connection with the consideration of replacing PIC with PVA as advisor to the Van Kampen Comstock Series, the Board considered the questionnaire that had previously been completed concerning its oversight philosophy of subadvisors, resources, operations and compliance structure. In addition, the Board considered PVA's extensive supervisory investment experience in overseeing subadvisors for the series of the Fund.

         In connection with the consideration of Management's proposal for the Board to approve the subadvisory agreement between PVA and S&P, the Board considered its original approval of the subadvisory agreement between PIC and S&P at the Special Board meeting on December 5, 2005. In addition, the Board reexamined S&P's investment philosophy, resources, operations and compliance structure based on an extensive questionnaire completed by S&P. In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the subadvisor, whether the cost to PVA of these services would be reasonable, and the economic viability of S&P.

         Because the overall investment advisory fee would not be changing and the subadvisory fee would be paid by PVA (not the Series), the Board did not rely upon comparisons of the services rendered and the amounts to be paid under the New Subadvisory Agreement with other agreements of similar funds or other types of accounts. For the same reason, the Board also did not consider S&P's profitability with regard to the Series or economics of scale during its deliberations.

         After considering all the information presented, based on the qualifications of S&P's personnel, and the performance of assets managed by the subadvisor in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and fair, and in the best interest of the Series and their shareholders and approved the proposal.

         PHOENIX-VAN KAMPEN COMSTOCK SERIES (F/K/A PHOENIX-ENGEMANN VALUE EQUITY SERIES)

         At a regular meeting held on March 21, 2006, the Board, including a majority of the Disinterested Trustees, approved the termination of EAM as the investment advisor, approved the appointment of PVA as the investment advisor, and approved the proposal by PVA to appoint Van Kampen as subadvisor to the Phoenix-Engemann Value Equity Series. The Board also approved renaming the Phoenix-Engemann Value Equity Series to the Phoenix-Van Kampen Comstock Series.

         In connection with the consideration of replacing EAM with PVA as advisor to the Van Kampen Comstock Series, the Board considered the questionnaire that had previously been completed concerning its oversight philosophy of subadvisors, resources, operations and compliance structure. In addition, the Board considered PVA's extensive supervisory investment experience in overseeing subadvisors for the series of the Fund.

         In connection with the consideration of PVA's proposal to appoint Van Kampen as subadvisor to the Van Kampen Comstock Series, the Board received in advance of the meeting, certain information in the form of an extensive questionnaire completed by Van Kampen concerning a number of issues including its investment philosophy, resources, operations and compliance structure. The Board had further benefit of a presentation made by Van Kampen's senior management personnel where a number of issues, including Van Kampen's history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, and the firm's overall performance, were reviewed and discussed.

         In addition, the Trustees also considered the overall nature, extent, and quality of the services to be provided by the subadvisor, whether the cost to PVA of these services would be reasonable, and the economic viability of Van Kampen.

         Because the overall investment advisory fee would not be changing and the subadvisory fee would be paid by PVA (not the Series), the Board did not rely upon comparisons of the services rendered and the amounts to be paid under the New Subadvisory Agreement with other agreements of other similar funds or other types of accounts. For the same reason, the Board also did not consider Van Kampen's profitability with regard to the Series or economics of scale during its deliberations.

         After considering all the information presented, based on the qualifications of Van Kampen's personnel, and the performance of assets managed by the subadvisor in a similar manner as the Series would be managed, the Board concluded that the nature, quality and cost of services to be provided to the Series by the subadvisor were reasonable and fair, and in the best interest of the Series and their shareholders and approved the proposal.

                               THE EXEMPTIVE ORDER
                               -------------------

         The Fund and PVA filed an application on September 26, 2001, and an amendment to the application on July 9, 2002, requesting an order under Section 6(c) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The Order would permit the Fund and PVA to enter into and materially amend subadvisory agreements without shareholder approval.

         On July 10, 2002, a notice of the filing of the application was issued (Investment Company Act Release No. 25655). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. No request for a hearing had been filed, and the Commission did not order a hearing.

         The SEC considered the matter and found, on the basis of the information set forth in the application, as amended, that granting the requested exemption was appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the 1940 Act. Therefore, pursuant to the Investment Company Act Release No. 25693 received from the SEC, PVA and the Fund could, with prior approval of the Board, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the Fund. The Fund and PVA have the right to hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the ultimate responsibility to oversee subadvisors and recommend their hiring, termination, and replacement.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

         The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund variable accumulation annuity contracts or variable life insurance policies issued by PLIC, PHL Variable and PLAC and their separate accounts. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) corresponding to a series. The subaccounts, in turn, invest in shares of the Fund. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) owns beneficially of record 5% or more of the outstanding shares of the Fund. Outstanding shares of beneficial interest of the Fund beneficially owned under a contract or policy by the Trustees or the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

         PVA, the investment advisor on behalf of the S&P Dynamic Series and Van Kampen Comstock, located at One American Row, Hartford, CT 06103, manages or advises over

_______ investment portfolios encompassing a broad range of investment objectives. None of the directors and officers of PVA is a Trustee or officer of the Fund, except Philip K. Polkinghorn, who is an officer of PVA and an officer and Trustee of the Fund, and Gina Collopy O'Connell, who is an officer of PVA and an officer of the Fund. There are no Fund Trustees in any material transactions, directly or indirectly, to which the advisor to the Fund was or is a party of the transaction. There are no financial conditions of the advisor that are reasonably likely to impair the financial ability of the advisor to fulfil its commitment to the Fund under the advisory agreement.

         S&P, the investment subadvisor for each of the S&P Dynamic Series, located at 55 Water Street, New York, New York 10041, manages or advises over ____ investment portfolios encompassing a broad range of investment objectives. None of the directors and officers of S&P is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, direct or indirectly, to which the subadvisor to the Fund was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the subadvisory agreement.

         The portfolio manager for the S&P Dynamic Series is Christopher M. Wilkos, who is primarily responsible for the day-to-day management of the series.

         Christopher M. Wilkos, CFA has served as portfolio manager for the series since its inception. Mr. Wilkos is senior vice president (since 2001), Corporate Portfolio Management for The Phoenix Companies, Inc., responsible for managing the general account investment portfolios of the company. He oversees asset allocation, asset-liability management, derivatives management, and performance reporting. Mr. Wilkos joined the company in 1997 as director of Corporate Portfolio Management and was named vice president in 1998. The subadvisor has the primary responsibility for providing investment recommendations to the advisor. David J. Braverman and John W. Krey share the primary responsibility for the advice provided by the subadvisor to the advisor.

         David J. Braverman has been vice president of the subadvisor since 2002 with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for Standard & Poor's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office.

         John W. Krey has been a senior portfolio officer since 2003. He has worked in various businesses within Standard & Poor's since 1997. From 1997 - 1999, he was a senior analyst, from 1999 - 2003; he was an investment officer and senior investment officer in the quantitative service group. Before joining Standard & Poor's, Mr. Krey was a portfolio manager and chief investment strategist for the international private banking division of Barclays Bank from 1992 - 1997. At Barclays, he developed and executed investment strategies and helped to market Barclay's investment products.

         Listed below are the names of officers or Trustees of S&P. None are directors or officers of the Fund.

               Name                     Position                 Position
               ----                  with Subadvisor            with Fund
                                     ---------------            ---------

                                                                   None

                                                                   None

                                                                   None

                                                                   None

         S&P acts as an investment advisor to other institutional investors having similar investment objectives ____-, but does not currently act as an investment advisor to other U.S. registered mutual funds with investment objectives similar to the S&P Dynamic Series. The S&P Dynamic Series were designed on established principles of asset allocation and are intended to provide various levels of potential return at various levels of risk.

         Van Kampen, the investment subadvisor for Van Kampen Comstock, located at 1221 Avenue of the Americas, New York, New York 10020, manages or advises over 260 investment portfolios encompassing a broad range of investment objectives. None of the directors and officers of Van Kampen is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, direct or indirectly, to which the subadvisor to the Fund was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the subadvisory agreement.

         Van Kampen Comstock is managed by Van Kampen's Multi-Cap Value Team. The portfolio managers are assisted by other members of Van Kampen's Multi-Cap Value Team. Members of the team may change from time to time. The following individuals are primarily responsible for the day-to-day management of the portfolio: B. Robert Baker, Jr., portfolio manager, is a managing director of Van Kampen. He joined Van Kampen in 1991 and has 26 years of investment experience. As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions. Mr. Baker has a BA from Westminster College and an MBA from the University of North Texas.

         Kevin C. Holt, portfolio manager, is a managing director of Van Kampen. He joined Van Kampen in 1999 and has 16 years of investment experience. Mr. Hold has a BA from the University of Iowa and an MBA from the University of Chicago.

         Jason S. Leder, portfolio manager, is a managing director of Van Kampen. He joined Van Kampen in 1995 and has 16 years of investment experience. Mr. Leder has a BA from the University of Texas at Austin and an MBA from Columbia University.

         Listed below are the names of officers or Trustees of Van Kampen. None are directors or officers of the Fund.

    Name                            Position                       Position
    ----                         with Subadvisor                  with Fund
                                 ---------------                  ---------

Owen T. Thomas         President and Chief Operating                 None
                       Officer

Ronald E. Robison      Managing Director and Director                None

Amy R. Doberman        Managing Director and Secretary               None

Dennis F. Shea         Managing Director and Chief                   None
                       Investment Officer - Global
                       Equity Group

J. David Germany       Managing Director and Chief                   None
                       Investment Officer - Global
                       Fixed Income Group

Carsten Otto           Managing Director and Chief                   None
                       Compliance Officer

Kenneth Castiglia      Chief Financial Officer and                   None
                       Treasurer

         Van Kampen acts as an investment advisor to other institutional investors having similar investment objectives. The investment objective for the Van Kampen Comstock Series is long-term capital appreciation. The series has a secondary investment objective to seek current income.

         PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06115, wholly owns PVA. PM Holdings, Inc., owns 100% of PVA's voting securities. PM Holdings, Inc., is wholly owned by Phoenix Life Insurance Company, located at One American Row, Hartford, Connecticut 06103. Phoenix Life Insurance Company owns 100% of PM Holdings, Inc.'s voting securities. Phoenix Life Insurance Company is wholly owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06103. The Phoenix Companies, Inc., owns 100% of the Phoenix Life Insurance Company's voting securities. The Fund does not have an underwriter. Phoenix Equity Planning Corporation ("PEPCO") serves as financial agent to the Fund. PEPCO is located at One American Row, Hartford, Connecticut 06103.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

         The Fund sent only one copy of this Informational Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or write to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

         As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act. The Fund relied upon an Order from the Securities and Exchange Commission to terminate PIC as the investment advisor, approve an investment advisory agreement between PVA and the Fund, terminate the subadvisory agreement between PIC and S&P, and approve a new subadvisory agreement between PVA and S&P for the S&P Dynamic Series without a shareholder meeting. The Fund also relied upon the same Order to terminate EAM as advisor, hire PVA as advisor, and retain Van Kampen as the new subadvisor and approve a new subadvisory agreement between PVA and Van Kampen without a shareholder meeting. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

         Kathleen A. McGah
         Phoenix Life Insurance Company
         One American Row
         P.O. Box 5056
         Hartford, CT 06102-5056

         Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                        By Order of the Board of Trustees,


                                        /s/ Kathleen A. McGah
                                        Kathleen A. McGah
                                        Vice President, Chief Legal Officer
                                        Counsel and Secretary

Hartford, Connecticut
July ___, 2006

                                                                       Exhibit A

                EIGHTH AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

         THIS AMENDMENT made by and between The Phoenix Edge Series Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix Variable Advisors, Inc., a Delaware corporation having a place of business located at One American Row, Hartford, Connecticut (the "Advisor").

                                    RECITALS

         The Trust and Advisor entered into an Investment Advisory Agreement effective as of December 14, 1999, and amended as of July 5, 2000, September 28, 2000, October 29, 2001, August 9, 2002, February 10, 2003, May 9, 2003 and
August 12, 2005 (collectively, the "Agreement"), pursuant to which the Advisor agreed to provide certain investment advisory and related services to the Trust.
Section 2 of the Agreement contemplated that the Advisor would render such investment advisory services to additional series of the Trust pursuant to a duly executed amendment to Schedule A to the Agreement. The Trust now wishes to subject those Additional Series described in Schedule A-8 attached hereto and made a part hereof to the terms and conditions set forth in the Agreement.

         Under a certain exemptive order issued by the Securities and Exchange Commission on August 6, 2002, Release No. 25693 (the "Order"), the Advisor has been granted the authority, subject to the approval of the Trust's Board of Trustees, to enter into subadvisory agreements with subadvisors, materially amend existing subadvisory agreements, and approve new subadvisory agreements with existing subadvisors in cases where the subadvisory agreement has been terminated as a result of an "assignment", in each case without such subadvisory agreement being approved by the shareholders of the applicable series. Effective May 1, 2006, Phoenix Variable Advisors, Inc. ("PVA") assumed investment advisory responsibility from Engemann Asset Management ("EAM") for the Phoenix-Engemann Value Equity Series. As permitted by the Order, also effective May 1, 2006, PVA retained Van Kampen ("Van Kampen") as subadvisor to the series. (Morgan Stanley Investment Management Inc., does business in certain instances as "Miller Anderson", "Van Kampen" or "Morgan Stanley Asset Management"). Commensurated with the change in advisor, and the addition of a new subadvisor, the name of the series has been changed from Phoenix-Engemann Value Equity Series to Phoenix-Van Kampen Comstock Series.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the parties do hereby agree to amend the Agreement as follows:

         1. Schedule A to the Agreement is hereby amended so as to reflect the inclusion of the Series, as more particularly described in Schedule A-8.

         2. Schedule A to the Agreement is hereby amended so as to delete any reference to "Phoenix-Engemann Value Equity Series" and replace the name with "Phoenix-Van Kampen Comstock Series" therefor, effective as of May 1, 2006.

         3. Section 8 of the Agreement is hereby amended in order to reflect that the Advisor shall be compensated for its services in connection with each Series in accordance with the rates set forth in Schedule A-8.

         4. Except as herein above and herein before modified, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. All initial capitalized terms used herein shall have such meaning as ascribed thereto in the Agreement, as amended.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their undersigned duly elected officers as of this the 1st day of May, 2006.

                          THE PHOENIX EDGE SERIES FUND


                          By:/s/ Gina Collopy O'Connell
                             --------------------------------
                          Name:  Gina Collopy O'Connell
                          Title: Senior Vice President



                          PHOENIX VARIABLE ADVISORS, INC.


                          By: /s/ John H. Beers
                             --------------------------------
                          Name:  John H. Beers
                          Title: Vice President and Secretary

                                  SCHEDULE A-8

Series                                               Investment Advisory Fee
------                                               -----------------------

Phoenix-Van Kampen Comstock Series       0.70% on the first $250 million of Series assets
                                         0.65% on the next $250 million of Series assets
                                         0.60% on the Series assets in excess of $500 million

                                                                       Exhibit B

                          INVESTMENT ADVISORY AGREEMENT

         THIS AGREEMENT, effective as of the 1st day of May, 2006 (the "Contract Date") by and between The Phoenix Edge Series Fund, a Massachusetts business trust (the "Trust") and Phoenix Variable Advisors, Inc., a Delaware corporation (the "Advisor").

WITNESSETH THAT:

         1. The Trust hereby appoints the Advisor to act as investment advisor to the Trust on behalf of the series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Advisor accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

         2. In the event that the Trustees desire to retain the Advisor to render investment advisory services hereunder with respect to one or more additional series (the "Additional Series"), by agreement in writing, the Trust and the Advisor may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

         3. The Advisor shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

         4. The Advisor may delegate its investment responsibilities under paragraph 3 above with respect to the Series or segments thereof to one or more persons or companies ("Subadvisor(s)") pursuant to an agreement between the Advisor, the Trust and any such Subadvisor ("Subadvisory Agreement"). Each Subadvisory Agreement may provide that the applicable Subadvisor, subject to the control and supervision of the Board of Trustees and the Advisor, shall have full investment discretion for the Series, shall make all determinations with respect to the investment and reinvestment of the assets of each Series assigned it. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Investment Company Act of 1940 (the "Act"), except to the extent permitted by any exemptive order of the Securities and Exchange Commission ("SEC") or similar relief. The Advisor shall not be responsible or liable for the investment merits of any decision by a Subadvisor to purchase, hold or sell a security for any Series' portfolio.

         5. With respect to managing the investment and reinvestment of the Series' assets, the Advisor shall provide, at its own expense:

                  (a)      Investment research, advice and supervision;

                  (b) An investment program for each Series consistent with its investment objectives, policies and procedures;

                  (c) Implementation of the investment program for each Series including the purchase and sale of securities;

                  (d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadvisor to such Series;

                  (e) Advice and assistance on the general operations of the Trust; and

                  (f) Regular reports to the Trustees on the implementation of each Series' investment program.

         6. The Advisor shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Series in any way or otherwise be deemed an agent of the Trust or of the Series. However, one or more shareholders, officers, directors or employees of the Advisor may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust, as amended (the "Declaration of Trust"), as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the affairs of the Series.

         7. The Advisor shall furnish at its own expense, or pay the expenses of the Trust, for the following:

                  (a) Office facilities, including office space, furniture and equipment;

                  (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

                  (c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Advisor need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

                  (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Advisor or any of its affiliates; and

                  (e) Any subadvisor recommended by the Advisor and appointed to act on behalf of the Trust.

         8. All costs and expenses not specifically enumerated herein as payable by the Advisor shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Advisor) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Advisor (as that term is defined in the Act) or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Advisor personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage of the Trust and its personnel, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

         9. The Advisor shall adhere and shall use reasonable efforts to cause the Trust to adhere to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

                  (a) Code of Ethics. The Advisor shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "Investment Company Act")) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

                  (b) Policy with Respect to Brokerage Allocation. The Advisor shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

                  (c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Advisor to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

                  (d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Advisor shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Advisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Advisor in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Advisor written instructions to the contrary, the Advisor will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Advisor shall cause the Custodian to forward promptly to the Advisor (or designee) all proxies upon receipt so as to afford the Advisor a reasonable amount of time in which to determine how to vote such proxies. The Advisor agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

                  (e) Procedures for the Valuation of Securities. It shall be the responsibility of the Advisor to fully comply with the Trust's Procedures for the Valuation of Securities. The Advisor may delegate the responsibilities under this section to a Subadvisor of a Series.

         10. The Advisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

         11. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Advisor shall be compensated as follows:

                  (a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Advisor with respect to the respective Series shall be based upon the average of the values of the net assets of such Series excluding the net assets representing capital contributed by Phoenix Life Insurance Company ("seed money"), as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

                  (b) Compensation shall accrue immediately upon the effective date of this Agreement.

                  (c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

                  (d) The Advisor, at its discretion, agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Advisor's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Advisor to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

         12. The services of the Advisor to the Trust are not to be deemed exclusive, the Advisor being free to render services to others and to engage in other activities. Without relieving the Advisor of its duties hereunder and subject to the prior approval of the Trustees and subject farther to compliance with applicable provisions of the Investment Company Act, as amended, the Advisor may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Advisor and any such agent.

         13. The Advisor shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor in the performance of its duties hereunder.

         14.      It is understood that:

                  (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Advisor as directors, officers, stockholders or otherwise;

                  (b) Directors, officers, employees, agents and stockholders of the Advisor are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

                  (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

         15. This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until November 30, 2007 with respect to each Existing Series and until November 30 of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

         Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

         16. The Advisor shall furnish any state insurance commissioner with such information or reports in connection with the services provided under this Agreement as the Commissioner may request in order to ascertain whether variable life insurance or variable annuity operations are being conducted in accordance with applicable law or regulations. The Trust shall own and shall be open to inspection, audit and photocopying during regular business hours by the Trustees, officers, counsel and auditors of the Trust.

         17. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Advisor at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Advisor may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

         18. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

         19. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

         20. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

         21. Subject to the duty of the Advisor and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Advisor and the Trust in respect thereof.

         22. The Advisor will not advise or act on behalf of the Series in regards to class action filings, with respect to any securities held in the Series portfolio.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                             THE PHOENIX EDGE SERIES FUND


                                             By:/s/ Gina Collopy O'Connell
                                                --------------------------------
                                             Name:  Gina Collopy O'Connell
                                             Title: Senior Vice President


                                             PHOENIX VARIABLE ADVISORS, INC.


                                             By:/s/ John H. Beers
                                                --------------------------------
                                             Name:  John H. Beers
                                             Title: Vice President and Secretary

                                   SCHEDULE A
                                   ----------

                  SERIES                                        ANNUAL INVESTMENT ADVISORY FEE
                  ------                                        ------------------------------

Phoenix-S&P Dynamic Asset Allocation Series: Moderate                       0.40%

Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth                0.40%

Phoenix-S&P Dynamic Asset Allocation Series: Growth                         0.40%

Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth              0.40%

                                                                       Exhibit C

                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND

                  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth Phoenix-S&P Dynamic Asset Allocation Series: Growth Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth

Standard & Poor's Investment Advisory Services LLC
55 Water Street
New York, New York 10041
Attn: Thomas F. Gizicki, President

                  AGREEMENT dated as of May 1, 2006 (the "Effective Date") by and between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws of the State of Delaware, and Standard & Poor's Investment Advisory Services LLC (the "Subadvisor"), a limited liability company organized under the laws of the State of Delaware.

                  WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

                  WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix-S&P Dynamic Asset Allocation Series:
Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth and Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth (collectively, the "Designated Series"); and

                  WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

                  WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Designated Series; and

                  WHEREAS, the Advisor desires, with the approval of the Board of Trustees of the Fund (the "Trustees"), to retain the Subadvisor to furnish investment recommendations to the Advisor for the Designated Series; and

                  WHEREAS, the Advisor has agreed to perform the services of investment advisor to the Fund, the assets of which will be principally invested in exchange-traded funds the shares of which are traded on one or more U.S. securities exchanges ("ETFs");

                  WHEREAS, pursuant to its agreements with the Fund, the Advisor has, or will have, full discretion, subject to the Fund's stated fundamental investment policies and objectives, with respect to the investment of the assets of the Fund and with respect to certain related matters;

                  WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

                  NOW THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as subadvisor with regard to the assets of the Designated Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its engagement as a subadvisor of the Designated Series and agrees to use its best professional judgment to make investment recommendations and provide related services for the Designated Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule B attached hereto and made a part hereof.

         (a) It will be the responsibility of the Advisor to accept, reject, or modify the Subadvisor's buy and sell recommendations for the Designated Series, calculate, arrange and execute purchases and redemptions of the appropriate number of underlying fund shares to effect the recommendations it accepts from the Subadvisor, execute all portfolio transactions for the Designated Series, direct all incoming cash, and provide all required financial reporting; and

         (b) The Subadvisor will report regularly to the Advisor and Board of Trustees and will review with representatives of the Advisor and the Board of Trustees at reasonable times the management of the Designated Series, including, without limitation, review of the general investment strategies of the Designated Series, the performance of the Designated Series in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Advisor.

3. Management. Subject always to the supervision of the Fund's Board of Trustees and the Advisor, the Subadvisor will make investment recommendations for the Designated Series. In the performance of its duties, the Subadvisor will satisfy its fiduciary duties to the Designated Series (as set forth below), will monitor the Designated Series's investments, and will comply with the stated investment objectives, policies and restrictions of the Designated Series. The Subadvisor and the Advisor agree that the Subadvisor will not have investment discretion. The Subadvisor and the Advisor each will make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Designated Series and to consult with each other regarding the investment affairs of the Designated Series. The Subadvisor will report to the Board of Trustees and to the Advisor with respect to the investment recommendations. The Subadvisor is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986 as amended, applicable to the Designated Series; provided, however, that the Subadvisor shall not be responsible where the non-compliance of the fund with Section 817(h) of the Internal Revenue Code of 1986, as amended, is directly caused by the failure of a registered investment company in which the Designated Series invests to comply with such Section.

4. Exclusivity. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that, accordingly, the Subadvisor may render services to others so long as those services do not in any material manner impair the ability of the Subadvisor to perform its duties and obligations pursuant to this Agreement.

5. Activities of the Subadvisor. The Advisor and the Fund recognize that the Subadvisor and its affiliates, officers, directors and employees may have investments of their own, may be acting as investment advisor or manager for others and may be providing research and analytical support for others, all in the normal course of their business. The Advisor also recognizes that the Subadvisor and its affiliates, officers, directors and employees may be or become associated with other investment entities and engage in investment management and research and analytical services for others in the future. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Subadvisor and its affiliates, officers, directors and employees to engage in, or to devote time and attention to the management of or the provision of research and other services to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. The Advisor and the Fund acknowledge that the Subadvisor and its affiliates, officers, directors and employees and other clients may hold substantial positions in the ETFs that are owned by the Designated Series and that the Subadvisor may on occasion give advice or take action with respect to those positions or clients that differs from the advice and information given to the Advisor. The Advisor further acknowledges that Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and an affiliated business of the Subadvisor ("S&P"), has a financial interest in certain ETFs that are based on S&P's proprietary indices by virtue of licensing relationships between S&P and the sponsor of the ETF that result in the payment of licensing fees to S&P that are based, in whole or in part, on the assets under management in the ETF. The Advisor agrees to disclose the foregoing to investors and prospective investors in the Fund and that its indemnification obligations to the Subadvisor hereunder extend, without limitation, to any third party claim, action or proceeding against the Subadvisor that is based on an allegation that the Subadvisor's judgment in performing its services to the Advisor hereunder was affected by S&P's financial interest in certain ETFs that the Subadvisor recommended.

6. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

         (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

         (b) Personnel and services necessary to perform the functions required to fulfill the duties and obligations of the Subadvisor hereunder.

7. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule A. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

8. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

9.       Indemnification.

         (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use therein or other than upon verbal information confirmed by the Subadvisor in writing expressly for use therein.

                  In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Advisor resulting from (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or
                  (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement.

                  In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (c) No party shall be obligated under this Section 9 to make any payment in respect of a settlement, compromise of claim, entry of judgment of any pending or threatened claim to which such party has not consented, such consent not to be unreasonably withheld or delayed.

         (d) Promptly after receipt of notice of any claim or complaint or the commencement of any action or proceeding with respect to which the Advisor or the Subadvisor is entitled to seek indemnification hereunder, the indemnified party will notify the indemnifying party in writing of such claim or complaint or of the commencement of such action or proceeding. If the indemnifying party so elects, the indemnifying party will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of fees and disbursements of such counsel, and the indemnifying party will not thereafter be liable to the indemnified party for any additional expenses. In the event, however, such counsel has a conflict of interest or if the indemnifying party fails to employ counsel reasonably satisfactory to the indemnified party in either case in a timely manner, then the indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the reasonable fees and disbursements of such counsel. In any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and retain counsel at its own expense.

10. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain liability and errors and omissions insurance coverage in an amount deemed reasonable by the Trustees of the Fund.

11. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as amended, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate other than by reason of such person's own willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of his or its reckless disregard of its obligations and duties to the Fund and the Designated Series.

12. Confidentiality. Subject to the duty of the Advisor or the Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice to the Designated Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Advisor and the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of their responsibilities pursuant to this Agreement. The term "proprietary information" does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by the recipient; (ii) was within the recipient's possession before it was furnished to the recipient by or on behalf of the disclosing party pursuant hereto, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the disclosing party or any other party with respect to such information.

13. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act and Rule 2a-6 thereunder. The Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in
         Section 2(a)(4) of the 1940 Act will occur and to take the steps it deems necessary.

14. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

                  (a) It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and will maintain such status so long as this Agreement remains in effect.

                  (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                  (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that, to the best of such compliance officer's knowledge, the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and the Advisor to examine the reports made by the Subadvisor under Rule 17j-l(c)(2) or as required by law.

                  (h) It will use all necessary efforts to make investment recommendations to the Designated Series that are consistent with the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

                  (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

                  (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

                  (k) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Designated Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

                  (l) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule C attached hereto and made a part hereof.

                  (m) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications with respect to the Subadvisor's policies and procedures, compliance with federal securities laws, and related matters. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations that affect the Designated Series.

                  (n) It will provide the requisite certifications required under the Designated Series procedures related to their Order for Exemption from Section 17(a) and 12(d) of the 1940 Act, as set forth in Schedule D.

15. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

                  (a) It is registered as an "investment adviser" under the Advisers Act.

                  (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of
         (i) the Prospectus, (ii) the Declaration of Trust, as amended, and
         (iii) any other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

                  (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

16. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

                  (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing its obligations under this Agreement.

                  (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

                  (c) The Fund has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

17. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

                  (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to: (i) compliance with the Subadvisor's code of ethics; (ii) diversification of Designated Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Designated Series; and
         (iii) any and all other reports reasonably requested in accordance with or described in this Agreement.

                  (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the investment advice provided by the Subadvisor with respect to the Designated Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; (iii) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (iv) such compliance certifications as may be reasonably requested.

                  (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent registered public accounting firm, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

                  (d) In addition, the Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

18. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, or D is subject to the approval of the Trustees and the Shareholders of the Designated Series as and to the extent required by the 1940 Act.

19. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until November 30, 2007, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

20. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of or permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:          PHOENIX VARIABLE ADVISORS, INC.
                                     One American Row
                                     Hartford, Connecticut
                                     Attn: Doreen A. Bonner
                                     Telephone: (860) 403-5456
                                     Facsimile: (860) 403-7696
                                     Email:  Doreen.Bonner@phoenixwm.com

         If to the Subadvisor:       STANDARD & POOR'S INVESTMENT
                                     ADVISORY SERVICES LLC
                                     55 Water Street
                                     New York, New York 10041
                                     Attn: Thomas F. Gizicki, President
                                     Telephone: (212) 438-3737
                                     Facsimile: (212) 438-3932
                                     Email:  tom_gizicki@standardandpoors.com

21. Termination This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 13 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days' written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

22. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

23. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

24. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                           (signature page to follow)
                           --------------------------

                                             STANDARD & POOR'S INVESTMENT
                                                 ADVISORY SERVICES LLC


                                             By: /s/ Thomas F. Gizicki
                                                --------------------------------
                                             Name:  Thomas F. Gizicki
                                             Title: President



                                             PHOENIX VARIABLE ADVISORS, INC.


                                             By: /s/ John H. Beers
                                                --------------------------------
                                             Name:  John H. Beers
                                             Title: Vice President and Secretary



ACCEPTED:

THE PHOENIX EDGE SERIES FUND



By: /s/ Gina Collopy O'Connell
   -----------------------------------
Name:    Gina Collopy O'Connell
Title:   Senior Vice President





SCHEDULES:   A.  Fee Schedule
             B.  Subadvisor Functions
             C.  Form of Sub-Certification
             D.  Form of Fund of Funds Compliance Procedure

                                   SCHEDULE A
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on an annual basis, the annual rate stated below applied against the net assets of each Designated Series (the "Annual Fee"), less any amounts received by the Subadvisor or any affiliated person of the Subadvisor with respect to licensing fees received from any ETF or ETF sponsor attributable to investments of the Designated Series in an ETF. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month during which the Subadvisory Agreement is in effect. In computing the Annual Fee to be paid to the Subadvisor, the net asset value of the Fund of each Designated Series shall be valued as set forth in the then current registration statement of the Fund, payable on or before the 10th day of each month, payable in arrears. The Annual Fee that has been paid on a monthly basis will be adjusted to the actual Annual Fee, once annually within 15 business days of the close of the fiscal year.

Phoenix-S&P Dynamic Asset Allocation Series: Moderate                  0.12%

Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth           0.12%

Phoenix-S&P Dynamic Asset Allocation Series: Growth                    0.12%

Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth         0.12%

The fee to be paid to the Subadvisor will be calculated based on the average daily net assets of the: Phoenix-S&P Dynamic Asset Allocation Series: Moderate, Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth, Phoenix-S&P Dynamic Asset Allocation Series: Growth, and the Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth, and individually, for the respective month, or shorter period during which the Subadvisory Agreement is in effect.

                                   SCHEDULE B
                                   ----------

                              SUBADVISOR FUNCTIONS


         With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadvisor shall provide, at its own expense:

         (a) Investment recommendations for the Designated Series consistent with its investment objectives;

         (b) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: (i) compliance with the Code of Ethics; (ii) any and all other reports reasonably requested in accordance with or described in this Agreement; and (iii) explanation of the investment recommendations for the Designated Series, including, without limitation, analysis of Designated Series performance;

         (c) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Fund;

         (d) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees, such meetings being expected to occur annually; and

         (e) Notice to the Trust and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment adviser to an investment company pursuant to
                  Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE C
                                   ----------

                            FORM OF SUB-CERTIFICATION



To:



Re: Sub-Advisor's Form N-CSR Certification for The Phoenix Edge Series Fund (the "Fund").

From:    Standard & Poor's Investment Advisory Services LLC



Representations in support of Investment Company Act Rule 30b2-1 certifications of Form N-CSR (collectively, the "Series).

                  Phoenix-S&P Dynamic Asset Allocation Series: Moderate Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth Phoenix-S&P Dynamic Asset Allocation Series: Growth Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth


I certify that to the best of my knowledge:


         a. The Portfolio Manager (or whoever at S&P establishes or recommends investment advice, holdings, allocations or strategies to the Series') has complied with the restrictions and reporting requirements of the Code of Ethics applicable to the subadvisor as specified in the subadvisory agreement for the Fund (the "Code"). The term Portfolio Manager is as defined in the Code.

         b. The subadvisor has complied with the prospectus and SAI of the Fund and the Policies and Procedures of the Fund as adopted by the Board of Trustees, if disclosed to the subadvisor.

         c. I have no knowledge of any compliance violations relating to the Fund except as disclosed in writing to the Phoenix Compliance Department by me or by the subadvisor's compliance administrator.

         d. The subadvisor has complied with the rules and regulations of the 1933 Act and 1940 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the subadvisor with respect to the Fund as outlined above.

         e. There has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadvisor to the Series.

This certification relates solely to the Fund named above and may not be relied upon by any other Fund or entity.



The subadvisor does not maintain the official books and records of the Fund. The subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Fund's official accounting system. The subadvisor is not responsible for the preparation of the Form N-CSR.



The Subadvisor makes investment recommendations to the Advisor, which accepts, rejects, or modifies the Subadvisor's recommendations.



BY:
     ----------------------------------------

NAME:  [Name of Authorized Signer]
       --------------------------------------

TITLE:
       --------------------------------------

DATE:
       --------------------------------------

                                   SCHEDULE D

                   THE PHOENIX EDGE SERIES FUND (THE "TRUST")

                   FORM OF FUND OF FUNDS COMPLIANCE PROCEDURES



         1.       Phoenix Variable Advisors, Inc. (the "Manager"), the
Manager's affiliates, the funds of funds (the "Funds"), and any other funds or separate accounts advised or sponsored by the Manager or its affiliates (the "Group") may not purchase shares of an unaffiliated underlying fund ("Unaffiliated Fund") if as a result of such purchase the members of the Group (either individually or in the aggregate) would own 25% or more of such fund's shares. Similarly, the Fund's subadviser, Standard & Poor's Investment Advisory Services (the "Sub-Adviser"), the Sub-Adviser's affiliates, and any funds or other investment companies advised by the Sub-Adviser or its affiliates (the "Sub-Adviser Group") may not purchase shares of an Unaffiliated Fund if as a result of such purchase the members of the Sub-Adviser Group (either individually or in the aggregate) would own 25% or more of such fund's shares. The Manager shall monitor the Funds' purchases to ensure no such purchases are made. In addition, the Manager shall periodically monitor the Funds' investments in Unaffiliated Funds to ensure that if as a result of a decrease in the outstanding voting securities of an Unaffiliated Fund, the Group or the Sub-Adviser Group, each in the aggregate, becomes a holder of more than 25% of the outstanding voting securities of the Unaffiliated Fund, the voting requirements imposed by the conditions set forth at Exhibit B are followed.

         2. The Manager and Sub-Adviser may not cause any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund affiliate ("Fund Affiliate") and the Unaffiliated Fund or an Unaffiliated Fund affiliate ("Unaffiliated Fund Affiliate"). The Manager shall monitor to ensure and certify quarterly to the Board that the Manager has not caused any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund Affiliate and the Unaffiliated Fund or an Unaffiliated Fund Affiliate. The Sub-Adviser shall monitor to ensure and certify quarterly to the Manager that the Sub-Adviser has not caused any existing or potential investment by a Fund in an Unaffiliated Fund to influence the terms of any services or transactions between the Fund or a Fund Affiliate and the Unaffiliated Fund or an Unaffiliated Fund Affiliate.

         3. The Manager and the Sub-Adviser shall conduct the investment program of the Funds without taking into account any consideration received by a Fund or a Fund Affiliate from an Unaffiliated Fund or an Unaffiliated Fund Affiliate in connection with any services or transactions. Representatives of the Manager shall monitor to ensure, and the Manager shall certify quarterly to the Board, that the Manager has so conducted the investment program. Representatives of the Sub-Adviser shall monitor to insure and the Sub-Adviser shall certify quarterly to the Manager that the Sub-Adviser has so conducted the investment program.

         4. Certain conditions of the Funds' exemptive relief and the exemptive relief of the Unaffiliated Funds are operative only if an Unaffiliated Fund purchases securities in an

"Affiliated Underwriting." As of the date of these procedures, neither the Funds, the Manager, nor any affiliate of the Manager act as principal underwriters in offerings of securities in which an Unaffiliated Fund would purchase securities. Representatives of the Manager shall also confirm that as of the date of these procedures neither the Sub-Adviser nor any affiliate of the Sub-Adviser acts as principal underwriter in offerings of securities in which an Unaffiliated Fund would purchase securities. Additionally, representatives of the Manager shall annually confirm and certify to the Board that neither the Funds, the Manager, the Sub-Adviser, nor any of their affiliates act as principal underwriters in offerings of securities in which an Unaffiliated Fund would purchase securities. Representatives of the Sub-Adviser shall annually confirm and certify to the Manager that neither the Sub-Adviser nor any of its affiliates acts as principal underwriters of securities in which an Unaffiliated Fund would purchase securities. If the Manager is unable at any time to so confirm and certify to the Board, these compliance procedures shall be revised to include additional procedures to ensure compliance with the Unaffiliated Underwriting exemptive conditions.

         5.       A.      Before the Funds rely on the exemptive order of any
Unaffiliated Fund, the Trust and the Unaffiliated Fund shall execute an agreement stating, without limitation, that the Board, Manager and the Sub-Advisor understand the terms and conditions of the order and agree to fulfill their responsibilities under the order. The Trust and the Unaffiliated Fund shall maintain and preserve a copy of the order and the agreement for a period of not less than six years from the end of the fiscal year in which any investment occurred, the first two years in an easily accessible place.

                  B. When the Funds rely on their own exemptive order from the SEC, prior to any Fund investing in shares of an Unaffiliated Fund in excess of the limit set forth in Section 12(d)(1)(A)(i) of the Act (e.g., if the Fund owns more than 3 percent of the shares of the Unaffiliated Fund), the Trust and the Unaffiliated Fund shall execute an agreement stating, without limitation, that their boards of directors or trustees and their investment advisers understand the terms and conditions of the order and agree to fulfill their responsibilities under the order. At the time of its investment in shares of an Unaffiliated Fund in excess of the limit set forth in Section 12(d)(1)(A)(i), a Fund shall notify the Unaffiliated Fund of the investment. The Manager shall monitor each Fund's investments to determine if it is likely that a Fund will invest in an Unaffiliated Fund in excess of the limits of Section 12(d)(1)(A)(i).

         6. Before approving any advisory contract under Section 15 of the Act, the Board, including a majority of the Disinterested Trustees, shall find that the advisory fees charged under the advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any Underlying Fund in which the Fund may invest. Such finding, and the basis upon which the finding was made, shall be recorded fully in the minute books of the Trust.

         7. The Manager shall waive fees otherwise payable to it by a Fund in an amount at least equal to any compensation (including fees received pursuant to any plan adopted by an Unaffiliated Fund under Rule 12b-1 under the
Act) received from an Unaffiliated Fund by the Manager, or an affiliated person of the Manager, other than any advisory fees paid to the Manager or its affiliated person by the Unaffiliated Fund, in connection with the investment by the Fund in the Unaffiliated Fund. Likewise, the Sub-Adviser shall waive fees otherwise payable to the Sub-Adviser, directly or indirectly, by a Fund in an amount at least equal to any compensation received from an Unaffiliated Fund by the Sub-Adviser, or an affiliated person of the Sub-Adviser, other than any advisory fees paid to the Sub-Adviser or its affiliated person by the Unaffiliated Fund, in connection with the investment by the Fund in the Unaffiliated Fund made at the direction of the Sub-Adviser. In the event that the Sub-Adviser waives fees, the benefit of the waiver will be passed through to the Fund. The Sub-Adviser shall certify to the Manager annually that the requirements of this Paragraph 7 have been met.

         8. With respect to registered separate accounts that invest in a Fund, no sales load may be charged at the Fund level or at the Unaffiliated Fund level. Other sales charges and service fees, as defined in rule 2830 of the Conduct Rules of the NASD (generally, these fees refer to Rule 12b-1 fees and shareholder services fees), if any, may only be charged at the Fund level or at the Unaffiliated Fund level, not both. Because the Funds charge Rule 12b-1 fees, this effectively prohibits a Fund from investing in an Underlying Fund that charges Rule 12b-1 fees. With respect to other investments in a Fund (and at any time while the Funds are relying on the exemptive order of any Unaffiliated Fund, with respect to registered separate accounts that invest in the Fund), any sales charges and/or service fees charged with respect to shares of a Fund may not exceed the limits applicable to funds of funds set forth in rule 2830 of the Conduct Rules of the NASD. The Manager shall certify to the Board annually that the requirements of this Paragraph 8 have been met.

                                                                       Exhibit D



                              SUBADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND

                       PHOENIX-VAN KAMPEN COMSTOCK SERIES

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

         AGREEMENT made as of the 1st day of May, 2006 between Phoenix Variable Advisors, Inc. (the "Advisor"), a corporation organized under the laws the State of Delaware, and Morgan Stanley Investment Management Inc., d/b/a Van Kampen (the "Subadvisor"), a corporation organized under the laws of the State of Delaware.

         WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

         WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix-Van Kampen Comstock Series (previously known as Phoenix-Engemann Value Equity Series) (the "Designated Series"); and

         WHEREAS, the Advisor has entered into an Investment Advisory Agreement ("Advisory Agreement") with the Fund pursuant to which the Advisor acts as investment advisor to the Fund on behalf of one or more separate series of the Fund, including the Designated Series; and

         WHEREAS, pursuant to the Advisory Agreement, the Advisor renders certain investment advisory services to the Fund on behalf of the Designated Series, including providing general oversight of the Designated Series, and evaluating, recommending and monitoring one or more registered investment advisors to serve as subadvisor to the Designated Series; and

         WHEREAS, the Advisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain Subadvisor to furnish portfolio management services for the Designated Series; and

         WHEREAS, the Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the Advisor and the Subadvisor agree as follows:

1. Employment as a Subadvisor. The Advisor, being duly authorized, hereby appoints the Subadvisor to serve as discretionary subadvisor with regard to the assets of the Designated Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Subadvisor accepts its engagement as a discretionary subadvisor of the Designated Series and agrees to use its best professional judgment to make investment decisions and provide related services for the Designated Series in accordance with the terms and conditions set forth in this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The parties acknowledge and agree that the services of the Subadvisor hereunder are not deemed exclusive and that accordingly, the Subadvisor may render services to others so long as those services do not conflict in any material manner with the Subadvisor's performance of its duties and obligations pursuant to this Agreement.

3. Services of Subadvisor. Subject to the general oversight of the Advisor and the Trustees, the Subadvisor shall manage all of the securities and other similar assets of the Designated Series entrusted to it under this Agreement, including the purchase, retention, and disposition of such securities and other property, and shall carry out all of its duties and obligations under this Agreement, according to the following terms and conditions:

                  (a) At all times in performing its duties and obligations under this Agreement, the Subadvisor shall act in conformity with the following requirements: (i) the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund's then current prospectus and statement of additional information, as amended or supplemented from time to time (collectively, the "Prospectus"); (ii) the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules and regulations thereunder; (iii) all other applicable federal and state laws, as each may be amended from time to time; and (iv) and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Advisor, and, in either case, furnished to the Subadvisor (collectively, these requirements are referred to herein as the "Investment Requirements").

                  (b) The Subadvisor shall furnish a continuous investment program and shall, in its discretion, determine what portfolio investments will be purchased, retained, or sold by the Designated Series in conformity with the Prospectus and other Investment Requirements.

                  (c) The Subadvisor shall effect all transactions and take all actions to implement the investment objectives and policies of the Designated Series in accordance with this Agreement.

                  (d) The Subadvisor shall have full authority at all times with respect to the portfolio management of the Assets, including, but not limited to, the authority: (i) to give written or oral instructions to various broker/dealers, banks or other agents and to bind and obligate the Fund to and for the carrying out of contracts, arrangements, or transactions which shall be entered into by the Subadvisor on the Fund's behalf with or through such broker/dealers, banks or other agents; (ii) to direct the purchase and sale of any securities; and (iii) to maintain such uninvested cash balances in the Designated Series as it shall deem reasonable and appropriate without incurring any liability for the payment of interest thereon.

                  (e) The Subadvisor shall not, without the Advisor's prior written approval, effect any transaction or take any action that would cause the Designated Series at the time of the transaction or action to be out of compliance with any of the Investment Requirements. The Subadvisor shall promptly inform the Fund and the Advisor of developments materially affecting (or reasonably expected to affect) the Designated Series, and will, on its own initiative, furnish the Fund and the Advisor from time to time with whatever information the Subadvisor believes is appropriate for this purpose.

                  (f) The Subadvisor shall send or make available appropriate representatives to/for regular or special meetings of the Fund as may be reasonably requested from time to time by the Advisor.

                  (g) The Subadvisor shall provide appropriate representatives to attend meetings requested by the Advisor at such time(s) and location(s) as are reasonably requested by the Advisor.

                  (h) The Subadvisor shall place all orders for the purchase or sale of securities or other investments for the Designated Series with brokers or dealers selected by the Subadvisor, as more fully specified below in Section 6 of this Agreement.

4. Transaction Procedures. All transactions for the purchase or sale of securities or other investments for the Designated Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Fund (the "Custodian Agreement"), of all cash and/or securities and/or other property due to or from the Designated Series. The Subadvisor shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody, except as expressly stated herein. The Subadvisor shall advise the Custodian and confirm in writing or by confirmed electronic transmission to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadvisor. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadvisor shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Recordkeeping and Reporting. The Subadvisor shall maintain the records and information required by Rule 31a-1 under the 1940 Act described in Schedule B attached hereto, and such other records relating to the services the Subadvisor provides under this Agreement as may reasonably be required in the future by applicable SEC and other applicable rules, and shall retain such information for such times and in such manner as required by applicable rules, including but not limited to Rule 31a-2 under the 1940 Act. The records maintained by the Subadvisor hereunder shall be the property of the Fund and shall be surrendered promptly upon request; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

6. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Subadvisor on behalf of the Designated Series with regard to the Assets, and to select the markets on or in which the transactions will be executed, subject to the following limitations:

                  (a)     The Subadvisor shall at all times seek
         "best-execution", as defined in Section 28(e)(1) of the Securities Exchange Act of 1934, as amended, (the "1934 Act").

                  (b) The Subadvisor shall at all times place orders for the sale and purchase of securities in accordance with the brokerage policy of the Designated Series as set forth in the Prospectus and as the Advisor or the Trustees may direct from time to time.

                  (c) In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadvisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadvisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadvisor reasonably believes that the broker or dealer selected by it can be expected to provide "best-execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the "brokerage and research services," as defined in Section 28(e)(3) of the 1934 Act, provided by such broker or dealer to the Subadvisor, viewed in terms of either that particular transaction or of the Subadvisor's overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

7. Prohibited Conduct. In providing the services described in this Agreement, the Subadvisor will not consult with any other investment advisory firm that the Subadvisor knows provides investment advisory services to any of the Funds series regarding transactions for the Fund in securities or other assets, except as permitted by applicable Rule 12d3-1 under the 1940 Act. In addition, the Subadvisor shall not, without the prior written consent of the Fund and the Advisor, delegate any obligations assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8. Expenses. During the term of this Agreement, the Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Subadvisor shall furnish at its own expense, or pay the expenses of the Advisor, for the following items:

                  (a) Office facilities, including office space, furniture and equipment utilized by the Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

                  (b) Personnel and services necessary to perform the functions required to manage the investment and reinvestment of the Assets (including those required for research, analysis, pricing, reporting, statistics, and investment), and to fulfill the other duties and obligations of the Subadvisor hereunder.

9. Fees for Services. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Advisor in accordance with the attached Schedule C. Pursuant to the Advisory Agreement between the Fund and the Advisor, the Advisor shall be solely responsible for the payment of fees to the Subadvisor.

10. Limitation of Liability. The Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund or the Advisor, which includes any error of judgment, or any diminution in value of the investment portfolio of the Designated Series, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Designated Series and such acts or omissions shall not have resulted from the Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

11.      Indemnification.
         ---------------

                  (a) The Advisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Subadvisor arising from, or connected with, (i) the Advisor's breach of any provision of this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Advisor or any of its officers, directors or employees in or relating to the performance of the Advisor's duties and obligations under this Agreement, (iii) the operation of the Designated Series or the Fund, or the distribution of shares of the Designated Series or the Fund, (iv) the performance, non-performance or omission of any third-party service provider to the Designated Series or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus and Statement of Additional Information, as amended or supplemented from time to time or promotional materials pertaining or relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor, expressly for use in the Fund's registration statement or other than upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement. The Advisor acknowledges and agrees that the Subadvisor makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Designated Series or that the Designated Series will perform comparably with any standard or index, including other clients of the Subadvisor, whether public or private.

         In no case shall the Advisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Subadvisor agrees to indemnify and hold harmless the Advisor, its officers and directors, and any person who "controls" the Advisor, within the meaning of Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees and costs) suffered by Advisor arising from or connected with (i) the Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in the performance of the Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or Statement of Additional Information, as amended or supplemented from time to time relating to the Designated Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadvisor or any affiliated person of the Subadvisor to the Advisor, the Fund or any affiliated person of the Advisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Subadvisor in writing expressly for use in the Fund's registration statement; or (iv) to the extent of, and as a result of, the failure of the Subadvisor to execute, or cause to be executed, portfolio transactions according to the standards and requirements of the 1934 Act, the 1940 Act and the Advisers Act.

         In no case shall the Subadvisor's indemnity in favor of the Advisor or any affiliated person or controlling person of the Advisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

12. Insurance. The Subadvisor shall, during the term of this Agreement, at its own expense, maintain adequate liability and errors and omissions insurance coverage to the reasonable satisfaction of the Advisor.

13. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate.

14. Confidentiality. Subject to the duty of the Advisor or Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Fund or such persons as the Advisor may designate in connection with the Designated Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Designated Series, is to be regarded as confidential and for use only by the Subadvisor in connection with its obligation to provide investment advice and other services to the Designated Series. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Designated Series shall be deemed proprietary information of the Advisor, and that the Subadvisor shall use that information solely in the performance of its duties and obligations under this Agreement and shall takes reasonable steps to safeguard the confidentiality of that information. Further, the Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of investment transactions.

15. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a)(4) of the 1940 Act.

                  (a) To the extent consistent with applicable law the Subadvisor shall provide the Advisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a)(9) of the 1940 Act, as will enable the Advisor to consider whether an assignment as defined in Section 202 of the Advisers Act and Section 2(a)(4) of the 1940 Act will occur and to take the steps necessary under applicable law and regulation. The Subadvisor will be liable to the Fund and the Advisor for all direct and indirect costs as defined below resulting from a change of control of the Subadvisor, which causes an assignment, as such terms are defined under the 1940 Act and the Advisers Act. Such costs are agreed to include reimbursement of reasonable costs associated with distributing an information statement to existing shareholders in the Designated Series as required by the terms of the manager-of-managers exemptive relief previously obtained by the Advisor of the Fund or a proxy statement to existing shareholders in the Designated Series. In addition the Subadvisor agrees to reimburse the Fund for costs associated with printing and mailing any prospectus supplements required to be distributed to existing shareholders to the Designated Series by the 1940 Act, or rules or exemptive relief thereunder, as a result of the Subadvisor's change of control. The Advisor agrees to make such determination of a change of control or assignment in good faith and to make every effort to mitigate costs.

                  (b) Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers, or employees of Manager or Subadvisor except as may be provided to the contrary in the 1940 Act or the rules and regulations thereunder. The Subadvisor may perform its services through its employees or officers or agents, and the Advisor shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Designated Series shall perform the portfolio management duties described therein until the Subadvisor notifies the Advisor that one or more other employees or officers or agents identified in such notice shall assume such duties as of a specific date.

                  (c) The understandings and obligations set forth in this Section shall survive the termination of this Agreement and shall be binding upon the Subadvisor and its successors.

16. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act and will maintain such status so long as this Agreement remains in effect.

                  (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It will promptly notify the Advisor of the occurrence of any event that would disqualify it from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                  (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Advisor with a copy of the code of ethics and evidence of its adoption. The Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadvisor shall certify to the Fund and to the Advisor that the Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadvisor shall permit the Fund and Advisor to examine the reports required to be made by the Subadvisor under Rule 17j-l(c)(1) or as required by law.

                  (h) It will use all necessary efforts to manage the Designated Series so that it will satisfy the diversification and minimum "good income" requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

                  (i) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Advisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

                  (j) It will furnish to the Advisor true and complete copies of reports or other documents as may be reasonably requested by the Advisor in connection with the performance of the Subadvisor's duties and obligations under this Agreement.

                  (k) It will be responsible for the preparation and filing of Schedule 13G and Form 13F on behalf of the Designated Series in accordance with the requirements thereunder.

                  (l) It will furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Subadvisor or the management of the Designated Series as the Advisor at any time, or from time to time, reasonably requests in connection with the Advisor's or Subadvisor's performance of its respective obligations hereunder; subject, however, to the Subadvisor's right to retain all such records as the Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Advisor shall be entitled to make and maintain copies of any records so retained by the Subadvisor.

                  (m) It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Advisers Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadvisor agrees that such records are the property of the Fund, and will be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either.

                  (n) The Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive office and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule E attached hereto and made a part hereof.

                  (o) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadvisor and its supervised persons, and, to the extent the activities of the Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadvisor has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadvisor's policies and procedures, compliance by the Subadvisor with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadvisor agrees to promptly notify the Advisor of any material compliance violations which affect the Designated Series.

17. Representations, Warranties and Agreements of the Advisor. The Advisor represents, warrants and agrees that:

                  (a) It is registered as an "investment advisor" under the Advisers Act.

                  (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

                  (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

                  (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

                  (f) It has delivered, or will before the effective date of this Agreement deliver, to the Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, and (iii) such other documents or instruments governing the investments and investment policies and practices of the Designated Series applicable to the Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

                  (g) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs of the Fund as the Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

18. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

                  (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing their obligations under this Agreement.

                  (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and posses its assets and carry on its business as it is now being conducted.

                  (c) The Fund has taken all necessary action, and have obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

19. Reports. The Subadvisor shall provide the Advisor and the Trustees such periodic and special reports as the Advisor may reasonably request. The Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Advisor as agent of the Fund, and promptly upon request surrendered to either. Without limiting the generality of the foregoing, the parties agree and acknowledge that the Subadvisor shall provide the following items:

                  (a) Quarterly reports, in form and substance acceptable to the Advisor, including but not limited to reports with respect to:
         (i) compliance with the Subadvisor's code of ethics; (ii) compliance with procedures adopted from time to time by the Trustees relative to securities eligible for resale pursuant to Rule 144A under the 1933 Act; (iii) diversification of Designated Series assets in accordance with the then governing laws and prevailing Prospectus pertaining to the Designated Series; (iv) compliance with governing Fund policies and restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series limitation on acquisition of illiquid securities; (v) cross transactions conducted pursuant to Rule 17a-7 under the 1940 Act; (vi) allocations of brokerage transactions along with descriptions of the bases for those allocations and the receipt and treatment of brokerage and research services received, as may be requested to ensure compliance with
         Section 28(e) of the 1934 Act; (vii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, (viii) the implementation of the Designated Series investment program, including, without limitation, analyses of Designated Series performance;

                  (b) Annual or other periodic reports, in form and substance acceptable to the Advisor, including but not limited reports with respect to: (i) analyses of Designated Series performance; (ii) disclosure related to the portfolio management of the Designated Series and the Subadvisor as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; and (iii) foreign custody arrangements as governed by Rule 17f-7 under the 1940 Act; (iv) compliance with the Subadvisor's code of ethics pursuant to Rule 17j-1; and (v) such compliance certifications as may be reasonably requested.

                  (c) The parties acknowledge and agree that the Subadvisor is authorized to supply the Fund's independent accountants, PricewaterhouseCoopers LLP, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

         In addition, the Subadvisor shall immediately notify and forward to both the Advisor and any legal counsel for the Designated Series whose identity has been provided to the Subadvisor any legal process served upon it on behalf of the Advisor or the Fund. The Subadvisor shall promptly notify the Advisor of any changes in any information concerning the Subadvisor of which the Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

20. Proxies. The Subadvisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets of the Designated Series, such costs to be borne by the Subadvisor except as limited in this paragraph below. Unless the Advisor or the Fund gives the Subadvisor written instructions to the contrary, the Subadvisor will, in compliance with the Subadvisor's proxy voting policy as provided in writing to the Advisor, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Subadvisor will vote proxies in the best interests of clients consistent with the Subadvisor's Client Proxy Standard, as defined and disclosed in the proxy voting policy. The Advisor shall cause the Custodian to forward promptly to the Subadvisor all proxies upon receipt, so as to afford the Subadvisor a reasonable amount of time in which to determine how to vote such proxies. The Subadvisor agrees to provide the Advisor in a timely manner with annual proxy voting reports containing a record of votes cast containing all of the voting information required to be filed on Form N-PX pursuant to Rule 30b1-4 under the Act, such proxy voting reports to be provided in the standard format provided by the Subadvisor's proxy administrator and research provider. In the event the Advisor or Fund desires any customization or alteration of the standard format of proxy voting reports as provided by the Subadvisor's proxy administrator and research provider, any additional cost incurred as a result of such customization or alteration shall be borne by the Advisor or the Fund.

21. Valuation of Assets and Related Recordkeeping. The Subadvisor shall assist the recordkeeping agent for the Fund in determining or confirming the value of any securities or other assets in the Designated Series for which the recordkeeping agent seeks assistance from or identifies for review by the Advisor.

22. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Advisor, which amendment, other than amendments to Schedule A, B, C, D or E, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the 1940 Act.

23. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until November 30, 2007, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

24. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile, (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

         If to the Advisor:                PHOENIX VARIABLE ADVISORS, INC.
                                           One American Row
                                           Hartford, Connecticut
                                           Attn: Doreen A. Bonner
                                           Telephone: (860) 403-5456
                                           Facsimile: (860) 403-5262
                                           Email: Doreen.Bonner@phoenixwm.com

         If to the Subadvisor:             MORGAN STANLEY INVESTMENT
                                                 MANAGEMENT INC.
                                           1221 Avenue of the Americas
                                           New York, New York 10020

                                           Attn: Kimberley Haynes Costello, Esq.
                                           Telephone: 212-762-4543
                                           Facsimile: 212-507-8432
                                           Email: Kim.Costello@morganstanley.com

25. Termination. This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 14 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Advisor, Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Designated Series upon sixty (60) days' written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

26. Use of Morgan Stanley and Other Proprietary Names. The Subadvisor hereby authorizes the Advisor to use the branded name "Van Kampen" in the Fund's Prospectus and Statement of Additional Information, as well as in any advertisement or sales literature used by the Advisor or its agents to promote the Fund and/or to provide information to shareholders of the Designated Series ("Fund Material"), for so long as the Subadvisor is an investment adviser to the Designated Series. The Advisor agrees not to use the name "Morgan Stanley" in any Fund Material unless permitted and approved by the Subadvisor; provided, however, that the Advisor may use such name where (i) in the opinion of counsel to the Advisor or the Fund, or as directed by the SEC, such use is necessary to make the disclosures contained in the Fund Material not misleading and (ii) the Advisor provides the Subadvisor with prompt notice of the required disclosure. It is understood that the names "Morgan Stanley" or "Van Kampen" and any derivative thereof or logos associated with such names (collectively, the "MS Names"), are the valuable property of the Subadvisor and its affiliates and that the Advisor and/or the Fund shall only have the right to use the MS Names in Fund Materials subject to the constraints set forth in this paragraph and with the prior approval of the Subadvisor. Upon termination of this Agreement, the Advisor and the Fund shall, as soon as it reasonably possible, cease to use the MS Names.

27. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

28. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

29. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

30. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

                                        THE PHOENIX EDGE SERIES FUND

                                        By:/s/ Gina Collopy O'Connell
                                           -------------------------------------
                                        Name:  Gina Collopy O'Connell
                                        Title: Senior Vice President

                                        PHOENIX VARIABLE ADVISORS, INC.

                                        By: /s/ John H. Beers
                                            ------------------------------------
                                        Name:  John H. Beers
                                        Title: Vice President and Secretary



ACCEPTED:

MORGAN STANLEY INVESTMENT MANAGEMENT INC.



By:/s/ Michael P. Kiley
   ---------------------------------
Name:  Michael P. Kiley
Title: Managing Director




SCHEDULES:   A.   Operational Procedures
             B.   Record Keeping Requirements
             C.   Fee Schedule
             D.   Subadvisor Functions
             E.   Forms of Sub-Certification

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust Company (the "Custodian"), the custodian for the Fund, and PFPC, Inc., (the "Sub-Accounting Agent").

The Subadvisor must furnish the Custodians and Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 7:00 p.m. (Eastern time) each day the Fund is open for business. The necessary information may be sent electronically or via facsimile machine to the Custodians and the Sub-Accounting Agent. Information provided to the Custodians and the Sub-Accounting Agent shall include the following:

         1.   Purchase or sale;
         2.   Security name;
         3.   CUSIP number (if applicable);
         4.   Number of shares and sales price per share;
         5.   Executing broker;
         6.   Settlement agent;
         7.   Trade date;
         8.   Settlement date;
         9.   Aggregate commission or if a net trade;
         10.  Interest purchased or sold from interest bearing security;
         11.  Other fees;
         12.  Net proceeds of the transaction;
         13.  Exchange where trade was executed;
         14.  Currency for foreign trades;
         15.  Ticker symbol for domestic trades; and
         16.  Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodians. The Custodians and Sub-Accounting Agent will supply the Subadvisor with a cash availability report by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection on a daily basis no later than 10:00 a.m. (Central Time). This will normally be done electronically or via facsimile machine so that the Subadvisor will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISOR


1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Subadvisor on behalf of the Designated Series for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         A.   The name of the broker;
         B. The terms and conditions of the order and of any modifications or cancellation thereof;
         C.   The time of entry or cancellation;
         D.   The price at which executed;
         E.   The time of receipt of a report of execution; and
         F.   The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of Designated Series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         A.   Shall include the consideration given to:

              (i)    The sale of shares of the Fund by brokers or dealers.
              (ii) The supplying of services or benefits by brokers or dealers to:
                     (a)  The Fund,
                     (b)  The Advisor,
                     (c)  The Subadvisor, and
                     (d)  Any person other than the foregoing.
              (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

         B.   Shall show the nature of the services or benefits made available.
         C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
         D. Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-(b)(10)) A records in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadvisor's transactions for the Designated Series.





























-----------------------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell hold) or any internal reports or subadvisor review. It is acknowledged that dissemination of certain proprietary research or other data may not be permissible.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

For services provided to the Fund, the Advisor will pay to the Subadvisor, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadvisor, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

Phoenix-Van Kampen Comstock Series:                  0.35%

Phoenix-Van Kampen Comstock Series was previously known as Phoenix-Engemann Value Equity Series.

                                   SCHEDULE D
                                   ----------

                              SUBADVISOR FUNCTIONS


         With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadvisor shall provide, at its own expense:

(a) An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Advisor, all as set forth in the Objectives and Policies;

(b) Implementation of the investment program for the Designated Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Advisor, with respect to: (i) compliance with the Code of Ethics; (ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; (iii) diversification of Designated Series assets in accordance with the then prevailing Objectives and Policies and governing laws; (iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities included in the Objectives and Policies; (v) any and all other reports reasonably requested in accordance with or described in this Agreement; and (vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

(d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Advisor and the Trustees;

(e) Attendance by appropriate representatives of the Subadvisor at meetings requested by the Advisor or Trustees at such time(s) and location(s) as reasonably requested by the Advisor or Trustees; and

(f) Notice to the Trustees and the Advisor of the occurrence of any event which would disqualify the Subadvisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

                                   SCHEDULE E
                                   ----------

                   FORM OF OPERATIONS N-CSR SUB-CERTIFICATION


To:

Re: Form N-CSR Certification for the Phoenix Van Kampen Comstock Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30a-2 certifications

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Operations) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

         1. I have reviewed the names of securities and numbers of shares for each security listed in the Schedule of Investments as of ______ for the Fund (the "Schedule"), copies of which are attached as Exhibit A;

         2. Based on my knowledge, the names of securities and numbers of shares for each security listed in each Schedule is accurate, except as set forth in the attached Exhibit B for the __________;

         3. Based on my knowledge, the Subadvisor's Operations Department (the "Operations Department") has transmitted materially complete and accurate portfolio transaction information to the Fund's custodian with respect to every portfolio transaction the manager has entered into on behalf of the Fund during the Reporting Period;

         4. The Operations Department has in place and has observed internal controls and procedures that are reasonably designed to ensure that all portfolio transactions with respect to the Fund are promptly and accurately reported to the Fund's custodian and that the Operations Department is able to maintain an accurate record of the Fund's portfolio security positions that were reported to the Fund's custodian;

         5. Internal controls and procedures with respect to personnel of the Operations Department have been most recently evaluated for effectiveness within 90 days prior to the end of the Reporting Period and were found to be effective;

         6. As of the date hereof there have been no material changes to or violations of the internal controls and procedures of the Operations Department;

         7. I am not aware of significant deficiencies in the design or operation of the internal controls and procedures of the Operations Department that could materially adversely affect the Operations Department's transmission of portfolio transaction information to the Fund's custodian; and

         8. Based on my knowledge, I am not aware of any fraud committed by Operations Department personnel that have a significant role in the internal controls of the Operations Department that affect the Fund.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.



Date: ______________________________     By: ___________________________________
                                             Print Name:________________________
                                             Title: ____________________________

                                    EXHIBIT A

                       SCHEDULE OF INVESTMENTS AT ________

                                    EXHIBIT B

                       SCHEDULE OF INVESTMENTS AT ________

                                  _______ FUND

------------------------------------------------------------------------------------------------------------------------------------
      A             B             C             D             E             F             G                       I
------------- ------------- ------------- ------------- -------------- -------------- ------------- --------------------------------
    RECON      SECURITY       MSIM INC.                    VARIANCE                    VARIANCE AS
    DATE       DESCRIPTION/     IM2         CUSTOMER        (QTY)      VARIANCE VALUE   % OF IM2     COMMENTS FOR THE DIFFERENCE
               IDENTIFIER     QUANTITY      QUANTITY        (C-D)          (USD)        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

                   FORM OF INVESTMENTS N-CSR SUB-CERTIFICATION

To:

Re: Form N-CSR Certification for the Phoenix Van Kampen Comstock Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30a-2 certifications

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Investments) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

         1. The Subadvisor's Investments Department has reviewed management's discussion of fund performance ("MDFP"), as attached hereto, and, to the knowledge of the Subadvisor's Investments Department, the information contained in MDFP as provided by the Subadvisor's Investments Department does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report; and

         2. The Subadvisor's Investments Department will promptly report to the Fund any change in circumstances that would cause the preceding certification to be untrue.

         3. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

         4. I have reviewed the Schedule of Investments as of _______________, for the Fund, and none of the investments is a restricted security or otherwise illiquid.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The sub-Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.

Date: _______________________________     By: __________________________________
                                              Print Name:_______________________
                                              Title:____________________________

                    FORM OF OPERATIONS N-Q SUB-CERTIFICATION


To:

Re: Form N-Q Certification for the Phoenix Van Kampen Comstock Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30b1-5 certifications

In connection with your certification responsibility under Rule 30b1-5, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Operations) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

         1. I have reviewed the names of securities and numbers of shares for each security listed in the Schedule of Investments as of ______ for the Fund (the "Schedule"), copies of which are attached as Exhibit A;

         2. Based on my knowledge, the names of securities and numbers of shares for each security listed in each Schedule is accurate, except as set forth in the attached Exhibit B for the __________;

         3. Based on my knowledge, the Subadvisor's Operations Department (the "Operations Department") has transmitted materially complete and accurate portfolio transaction information to the Fund's custodian with respect to every portfolio transaction the manager has entered into on behalf of the Fund during the Reporting Period;

         4. The Operations Department has in place and has observed internal controls and procedures that are reasonably designed to ensure that all portfolio transactions with respect to the Fund are promptly and accurately reported to the Fund's custodian and that the Operations Department is able to maintain an accurate record of the Fund's portfolio security positions that were reported to the Fund's custodian;

         5. Internal controls and procedures with respect to personnel of the Operations Department have been most recently evaluated for effectiveness within 90 days prior to the end of the Reporting Period and were found to be effective;

         6. As of the date hereof there have been no material changes to or violations of the internal controls and procedures of the Operations Department;

         7. I am not aware of significant deficiencies in the design or operation of the internal controls and procedures of the Operations Department that could materially adversely affect the Operations Department's transmission of portfolio transaction information to the Fund's custodian; and

         8. Based on my knowledge, I am not aware of any fraud committed by Operations Department personnel that have a significant role in the internal controls of the Operations Department that affect the Fund.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The sub-Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.



Date: _______________________________     By: __________________________________
                                              Print Name:_______________________
                                              Title:____________________________

                                    EXHIBIT A

                       SCHEDULE OF INVESTMENTS AT ________

                                    EXHIBIT B

                       SCHEDULE OF INVESTMENTS AT ________

                                  _______ FUND



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      A             B             C             D             E             F             G                       I
------------- ------------- ------------- ------------- -------------- -------------- ------------- --------------------------------
    RECON      SECURITY       MSIM INC.                    VARIANCE                    VARIANCE AS
    DATE       DESCRIPTION/     IM2         CUSTOMER        (QTY)      VARIANCE VALUE   % OF IM2     COMMENTS FOR THE DIFFERENCE
               IDENTIFIER     QUANTITY      QUANTITY        (C-D)          (USD)        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

                    FORM OF INVESTMENTS N-Q SUB-CERTIFICATION


To:

Re: Form N-Q Certification for the Phoenix Van Kampen Comstock Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

Representations in support of Investment Company Act Rule 30b1-5 certifications

In connection with your certification responsibility under Rule 30b1-5, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reporting Period") for the Designated Series.

I, _____________, [TITLE] (Investments) of the Subadvisor, certify with respect to the Designated Series of the Fund for the Reporting Period, and only with respect to my area of responsibility that:

         1. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

         2. I have reviewed the Schedule of Investments as of _______________, for the Fund, and none of the investments is a restricted security or otherwise illiquid.

This certification relates solely to the Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the above Series. The sub-Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service the Funds' official accounting system. The Subadvisor is not responsible for the preparation of the reports.



Date: _______________________________     By: __________________________________
                                              Print Name:_______________________
                                              Title:____________________________

                      FORM OF COMPLIANCE SUB-CERTIFICATION

To:

Re: Code of Ethics Certification for the Phoenix Van Kampen Comstock Series (the "Designated Series") of The Phoenix Edge Series Fund (the "Fund")

From:    Morgan Stanley Investment Management Inc. (the "Subadvisor")

   Representations in support of Investment Company Act Rule 30a-2 certifications

         In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") for the Designated Series.

                                 Code of Ethics
                                 --------------

I certify that to the best of my knowledge, and only with respect to my area of responsibility:

         a. The Subadvisor's portfolio manager has materially complied with the restrictions and reporting requirements of the Subadvisor's Code of Ethics (the "Code").

         b. The Subadvisor has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Series as adopted by the Designated Series' Board of Trustees.

         c. I have no knowledge of any compliance violations with respect to the Designated Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadvisor's compliance administrator.

         d. The Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadvisor with respect to the Designated Series as outlined above.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadvisor does not maintain the official books and records of the Designated Series. The Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Fund's official accounting system. The Subadvisor is not responsible for the preparation of the Reports.



Date: _______________________________     By: __________________________________
                                              Print Name:_______________________
                                              Title:____________________________